1 Unless otherwise specified, comparisons in this presentation are between 4Q24 and 4Q25. Fourth Quarter 2025 Financial and operating results for the period ended December 31, 2025 February 5, 2026

2 Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on February 5, 2026, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Forward-Looking Statements This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – Financials – SEC Filings” section of CNO’s website, CNOinc.com. Non-GAAP Measures IMPORTANT LEGAL INFORMATION

3 OUR PURPOSE We secure the future of middle-income America. OUR MISSION We secure the future of middle-income America by providing insurance and financial services that help protect their health, income and retirement needs, while building enduring value for all our stakeholders.

4 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Operational Highlights Financial Highlights YEAR IN REVIEW Delivered another year of exceptional results; Achieved all 2025 guidance metrics  Operating EPS1 was $4.40, up 11% – Operating EPS1 excluding significant items was $4.02, up 6% – Continued strong underwriting and net investment income (NII) results – Operating return on equity1 (ROE) of 11.4% excluding significant items  Robust total capital position; Continued strong free cash flow generation  Executed second reinsurance transaction with Bermuda affiliate  Returned $386 million to shareholders, up 11%  Book value per diluted share excluding AOCI1 was $38.81  14th consecutive quarter of strong insurance sales – Total new annualized premiums (NAP), up 15% – Consumer Division NAP, up 15% – Worksite Division NAP, up 15% – Annuity collected premium, up 9% – Client assets in brokerage and advisory, up 24%  12th consecutive quarter of growth in producing agent count (PAC) – Most productive year ever for both the Bankers Life and Optavise captive agencies Records Comparisons are between full year 2025 and 2024 unless otherwise specified.

GROWTH SCORECARD

Record setting production in 2025

		2024		2025					Change	
		4Q	FY	1Q	2Q	3Q	4Q	FY	vs 4Q24	vs FY24
PRODUCTION	**New Annualized Premiums[1]**	**$108.6**	**$415.4**	**$105.7**	**$119.9**	**$125.1**	**$128.5**	**$479.2**	**18.3%**	**15.4%**
	Consumer	91.0	353.4	91.3	101.9	106.1	108.7	408.0	19.5%	15.4%
	Worksite	17.6	62.0	14.4	18.0	19.0	19.8	71.2	12.5%	14.8%
	Annuity Collected Premiums	**$493.1**	**$1,790.6**	**$442.0**	**$520.5**	**$472.5**	**$508.3**	**$1,943.3**	**3.1%**	**8.5%**
	Fee Revenue[1,2]	**$78.7**	**$190.6**	**$47.4**	**$33.5**	**$33.0**	**$71.4**	**$185.3**	**-9.3%**	**-2.8%**
	Consumer	69.8	156.4	39.4	26.7	26.2	71.4	163.7	2.3%	4.7%
	Worksite	8.9	34.2	8.0	6.8	6.8	--	21.6	--	-36.8%
	Policyholder and Client Assets	**$16,475**	--	**$16,591**	**$17,448**	**$18,108**	**$18,307**	--	**11.1%**	--
	Annuity Account Values	12,413	--	12,593	12,856	13,068	13,271	--	6.9%	--
	Client Assets in BD and Advisory[1]	4,062	--	3,998	4,592	5,040	5,036	--	24.0%	--
DISTRIBUTION	**Producing Agent Counts (PAC)[1]**	**4,952**	--	**4,820**	**4,961**	**4,928**	**5,016**	--	**1.3%**	--
	Consumer	4,574	--	4,424	4,558	4,518	4,612	--	0.8%	--
	Worksite	378	--	396	403	410	404	--	6.9%	--
INVESTMENTS & CAPITAL	**Average Book Value of Investments & Cash**	**$30,399**	--	**$30,756**	**$30,733**	**$30,878**	**$31,462**	--	**3.5%**	--
	Average Yield on Allocated Investments	**4.87%**	**4.80%**	**4.87%**	**4.92%**	**4.91%**	**4.92%**	**4.91%**	**5 bps**	**11 bps**
	New Money Rate	6.72%	--	6.43%	6.42%	6.20%	6.11%	--	-61 bps	--
	Book Value per Diluted Share x AOCI[3]	**$37.35**	--	**$37.27**	**$38.05**	**$38.10**	**$38.81**	--	**3.9%**	--
	3-year CAGR	11.6%	--	9.6%	7.7%	6.1%	6.8%	--	--	--

(dollars in millions)

1 See page 24 for a glossary of terms and definitions.
2 Beginning in 4Q25, Worksite Division fee services revenue will be reported as non-operating due to the previously announced exit of the business.
3 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure.

CNO FINANCIAL GROUP

5

6 CONSUMER DIVISION UPDATE Strong 2025 results; 13th consecutive quarter of sustained growth  PAC up 1%; 12th consecutive quarter of growth – Strong agent productivity and retention – Registered agents up 8%  Total Medicare policies sold up 5%  NAP generated from non-TV lead sources represented 70% of total D2C sales  Record Life and Health NAP up 15%, up 20% vs 4Q24  Life NAP up 10%; Record D2C NAP, up 20%  Health NAP up 22%, up 38% vs 4Q24 – Medicare Supplement NAP up 49%, up 92% vs 4Q24; Best quarter since 2009 – Supplemental Health NAP up 15%; LTC NAP up 4%  Record Annuity collected premiums, up 9%; 4Q25 second highest quarter of all time – Inforce account value up 7%  Record client assets in brokerage and advisory, up 24% – Total accounts up 12% Operational Highlights Distribution Highlights Comparisons are between full year 2025 and 2024 unless otherwise specified.

7 WORKSITE DIVISION UPDATE Record quarter and year for insurance sales; 15th consecutive quarter of NAP growth  Record Life and Health NAP, up 15%, up 13% vs 4Q24 – Record Life NAP up 36%, up 46% vs 4Q24 – Hospital Indemnity NAP up 41%, up 105% vs 4Q24 – Accident NAP up 11%, up 9% vs 4Q24  PAC up 7%; 14th consecutive quarter of growth – Recruiting up 10% – Strong productivity  Geographic expansion contributed 11% of NAP growth for 2025  New group premium up 23% Operational Highlights Distribution Highlights Comparisons are between full year 2025 and 2024 unless otherwise specified.

FINANCIAL HIGHLIGHTS

Sustained, profitable growth delivered 11.4% operating ROE[1] excluding significant items

Earnings Results



Net operating earnings per share[1]
Excluding significant items
$1.31
$1.34
$1.47
$3.97
$3.80
$4.40
$4.02
4Q24
4Q25
FY2024
FY2025

	4Q24	4Q25	FY2024	FY2025
Net operating income[1]	$138.0	$143.4	$429.3	$439.2
Net operating income excluding significant items[1]	$141.1	$143.4	$410.5	$401.7
Net Income	$182.9	$92.9	$420.8	$229.3
Weighted average shares outstanding (in millions)	105.2	97.3	108.1	99.8

Highlights

Fourth Quarter 2025

- Operating EPS[1] up 12%, up 10% excluding significant items
  - Strength in insurance product margin and NII allocated to products
  - Expense ratio of 18.1%, excluding significant items
- $60 million of share repurchases

Full Year 2025

- Operating EPS[1] up 11%, up 6% excluding significant items
  - Continued strength in insurance product margin
  - NII allocated to products, benefiting from growing asset base and yield improvement
  - Expense ratio of 18.9%, excluding significant items
- Reduced weighted average shares outstanding by 8% for both the quarter and the year
- Maintained robust capital position, bolstered by strong free cash flow generation
- $320 million of share repurchases, up 14%
- Operating ROE[1] of 12.4% and 11.4% excluding significant items

(dollars in millions, except per share amounts)

1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure.

CNO FINANCIAL GROUP 8

INSURANCE PRODUCT MARGIN

Outstanding sales performance driving growth in insurance product margins

Insurance Product Margin Excluding Significant Items[1]

	4Q24	1Q25	2Q25	3Q25	4Q25
Annuity	**$55.0**	**$54.5**	**$54.8**	**$56.3**	**$56.4**
Fixed Indexed Annuities	$43.5	$44.5	$45.4	$45.9	$46.4
Fixed Interest Annuities	$8.0	$8.1	$8.0	$8.5	$8.2
Other Annuities	$3.5	$1.9	$1.4	$1.9	$1.8
Health	**$134.0**	**$126.2**	**$134.0**	**$135.9**	**$139.4**
Supplemental Health	$70.8	$65.6	$68.6	$72.3	$74.1
Medicare Supplement	$29.4	$28.1	$28.2	$30.4	$28.6
Long-term Care	$33.8	$32.5	$37.2	$33.2	$36.7
Life	**$68.0**	**$61.4**	**$63.6**	**$67.0**	**$70.0**
Interest Sensitive Life	$23.3	$24.1	$21.9	$20.7	$24.8
Traditional Life	$44.7	$37.3	$41.7	$46.3	$45.2
Total Margin	**$257.0**	**$242.1**	**$252.4**	**$259.2**	**$265.8**

(dollars in millions)

Highlights

Annuity margin

- Fixed Indexed Annuities (FIA) – growth in the block
- Other Annuities – favorable prior period reserve releases on closed block policies

Health margin

- Supplemental Health – growth in the block
- Medicare Supplement – modestly higher claims, partially offset by growth in the block
- LTC – growth in the block alongside 100% retention of new business

Life margin

- Growth in the block

1 Excludes impacts from the annual actuarial review and out-of-period adjustment in 1Q2025. See the Appendix for a reconciliation to the corresponding GAAP measure and a breakdown of impacts by major product category.

CNO FINANCIAL GROUP

9

INVESTMENT RESULTS

9th consecutive quarter of growth in net investment income[1]

Investment Income Allocated to Product Lines



+6%
$1,200.0
$900.0
$600.0
$300.0
$-
+5%
$260.1
$273.7
$1,011.7
$1,074.3
4Q24
4Q25
FY2024
FY2025

- Average yield on allocated investments of 4.92% in 4Q25 vs. 4.87% in 4Q24
- Average net insurance liabilities[2] up 4.1%

Investment Income Not Allocated to Product Lines



+1%
$200.0
$150.0
$100.0
$50.0
$-
-11%
$65.3
$58.1
$167.9
$169.4
4Q24
4Q25
FY2024
FY2025

- Puts and takes across the various components, solid net results.
- Alternative investment income met yield expectations in 4Q25
- Issued $400 million FABN in the quarter and $750 million for the year

Total Net Investment Income[1]



+5%
$1,200.0
$900.0
$600.0
$300.0
$-
+2%
$325.4
$331.8
$1,179.6
$1,243.7
4Q24
4Q25
FY2024
FY2025

- New money rate of 6.11% in 4Q25, 12th consecutive quarter over 6%
- Average book value of invested assets up 3.5%
- Earned yield of 5.04% in 4Q25 vs. 5.16% in 4Q24

Annuity Health Life Not allocated

(dollars in millions)

1 Reflects sum of allocated and non-allocated investment income. Refer to pages 15-17 of the financial supplement for more information on the components of net investment income.

2 Net insurance liabilities for the purpose of allocating investment income to product lines are equal to: (i) policyholder account balances for annuity products; (ii) total reserves before the fair value adjustments reflected in accumulated other comprehensive income (loss), if applicable, for all other products; less (iii) amounts related to reinsured business; (iv) deferred acquisition costs; (v) the present value of future profits; and (vi) the value of unexpired options credited to insurance liabilities.

CNO FINANCIAL GROUP

10

11 1 Fair Value as of 12/31/2025 PORTFOLIO COMPOSITION High-quality, liquid portfolio producing solid and consistent results Highlights General Approach $31 Billion of Invested Assets1  High degree of liquidity: over 55% of portfolio in corporate and government bonds  Strong credit risk profile — Capital efficient: 97% rated NAIC 1 or 2 — Portfolio average rating A — CRE and private credit portfolios performing as expected  Positioned for stable performance across credit cycles  Focus on quality - margin against adverse development  Low impairments through multiple cycles  Embedded asset liability management  Opportunistic investments protect/grow book yield and core earnings power  Growth in AUM leverages increased book yield, resulting in higher net investment income IG Corporates, 41.1% Non- Agency RMBS, 5.3% Mortgage Loans, 10.4% HY Corporates, 2.1% CMBS, 7.0% Municipals, 9.6% ABS, 5.8% Govts/Agency, 4.1% CLO, 3.8% Equities, 1.1% Other Invested Assets, 2.8% Alternatives, 3.0% Policy Loans, 0.7% Cash, 3.2%

12 Debt to Capital2 Consolidated Risk Based Capital (RBC) Ratio1 Holding Company Liquidity 1 The ratio of the combined capital of the insurance companies to the minimum amount of capital appropriate to support the overall business operations, as determined based on the methodology developed by the National Association of Insurance Commissioners. 2 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure. (dollars in millions)  Managing RBC Ratio in the range of 360% – 390%  RBC ratio variability expected in periods of market volatility  Target leverage of 25% - 28%  Debt covenant ceiling of 35%  $124 million in debt capacity to top of target leverage range  Target minimum holding company liquidity of $150 million  Liquidity backstopped by $250 million undrawn revolver  Staggered debt maturities in 2029 and 2034 CAPITAL AND LIQUIDITY OVERVIEW Robust total capital position Debt to capital2 excluding $500 million note that matured May 2025 402% 383% 380% 2023 2024 2025 $256 $372 $351 2023 2024 2025 23.1% 32.1% 26.2% 2023 2024 2025 25.6%

13 2026 Earnings 2026 Free Cash Flow / Excess Capital GUIDANCE Guidance excludes significant items  $4.25 – $4.45 operating EPS  18.8% – 19.2% expense ratio  ~22.5% effective tax rate  $200 – $250 million free cash flow  360% – 390% RBC Ratio  $150 million minimum holding company liquidity  25% – 28% debt to total capital ratio Return on Equity  Improve run rate operating ROE by 200 basis points through 2027  Off 2024 run rate of 10%

14 4 5 3 2 1 Exclusive middle-market focus and “last-mile” captive distribution create a durable competitive moat Significant demographic tailwinds Proven investment results built on a foundation of strong asset quality and disciplined management Strong balance sheet and robust free cash flow resilient against market events WHY INVEST IN CNO 6 Track record of execution and delivering on our promises Delivering growth while improving ROE and modernizing the business

15 Questions and Answers

16  Cash Flow Profile Slide 17  Broker-Dealer/Registered Investment Advisor Slide 18  Expense Ratio Slide 19  Levers To Drive Operating ROE Slide 20  Financial Results Seasonality Slide 21  New Money Summary Slide 22  Private Credit Slide 23  Long-Term Care Insurance Slide 24  Glossary of Terms and Definitions Slide 25  Tax Asset Summary Slide 26 Appendix 1: Quarter in Review

CASH FLOW PROFILE

	For the Quarter		Trailing Twelve Months	
	4Q24	4Q25	4Q24	4Q25
Holding Company Cash Flows:				
Net Dividends (Contributions) from/to Subsidiaries	$ 24.7	$ 273.8	$ 163.2	$ 318.4
Management Fees	31.0	30.3	119.7	124.4
Surplus Debenture Interest	16.4	15.3	84.4	75.9
Earnings on Corporate Investments	11.3	4.2	38.2	26.6
Other	(2.8)	31.5	(1.2)	59.3
Holding Company Sources of Cash[1]	**80.6**	**355.1**	**404.3**	**604.6**
Holding Company Expenses and Other	(15.6)	(94.1)	(64.1)	(162.1)
Intercompany Tax Receipts (Payments)	19.2	38.8	74.5	50.6
Tax Payments	(2.0)	(28.0)	(42.9)	(34.9)
Interest Payments	(55.1)	(37.8)	(87.5)	(92.7)
Free Cash Flow[1]	**27.1**	**234.0**	**284.3**	**365.5**
Net Proceeds from the Issuance of Notes Payable	-	-	691.0	-
Notes Payable Repayment	-	-	-	(500.0)
Share Repurchases	(91.6)	(60.1)	(290.8)	(320.4)
Dividend Payments to Stockholders	(16.4)	(16.2)	(67.7)	(66.2)
Net Change in Holding Company Cash and Investments	**(80.9)**	**157.7**	**616.8**	**(521.1)**
Cash and Investments, Beginning of Period	953.4	193.7	255.6	872.5
Cash and Investments, End of Period	**$ 872.5**	**$ 351.4**	**$ 872.5**	**$ 351.4**
Amounts Invested for the Future Repayment of Notes Payable	(500.0)	-	(500.0)	-
Available Cash and Investments, End of Period	**$ 372.5**	**$ 351.4**	**$ 372.5**	**$ 351.4**

(dollars in millions)

1 Cash flows exclude acquisitions, dividend payments, stock repurchases, and financing transactions

CNO FINANCIAL GROUP 17

BROKER-DEALER/REGISTERED INVESTMENT ADVISOR

Account values up 24% YoY; Registered agent counts up 8%

		2024	2025			
		4Q	1Q[4]	2Q	3Q	4Q
Net New Client Assets in Brokerage and Advisory[1]	Brokerage	$ 60.7	$ 61.3	$ 62.0	$ 74.1	$ 67.6
	Advisory	94.2	69.4	140.4	124.2	(90.2)
	Total	$ 154.9	$ 130.7	$ 202.4	$ 198.3	$ (22.6)
Client Assets in Brokerage and Advisory[1] at end of period	Brokerage	$ 2,119.6	$ 2,117.4	$ 2,293.3	$ 2,472.4	$ 2,543.2
	Advisory	1,942.8	1,880.5	2,298.4	2,567.3	2,493.0
	Total	$ 4,062.4	$ 3,997.9	$ 4,591.7	$ 5,039.7	$ 5,036.2
Registered Agent Counts [2,3]	Total	726	739	759	766	781

1 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts.

Bankers Life is the marketing brand of various affiliated companies of CNO Financial Group including, Bankers Life and Casualty Company, Bankers Life Securities, Inc., and Bankers Life Advisory Services, Inc. Non-affiliated insurance products are offered through Bankers Life General Agency, Inc. (dba BL General Insurance Agency, Inc., AK, AL, CA, NV, PA). Agents who are financial advisors are registered with Bankers Life Securities, Inc.

Securities and variable annuity products and services are offered by Bankers Life Securities, Inc. Member FINRA/SIPC, (dba BL Securities, Inc., AL, GA, IA, IL, MI, NV, PA). Advisory products and services are offered by Bankers Life Advisory Services, Inc. SEC Registered Investment Adviser (dba BL Advisory Services, Inc., AL, GA, IA, MT, NV, PA). Home Office: 303 East Wacker Drive, 5th Floor, Chicago, IL 60601.

2 Registered agents are dually licensed as insurance agents and financial representatives who can buy and sell securities for clients, and/or investment advisors who can provide ongoing investment advice for clients.

3 Representative counts represent the average of the last 3 months.

4 1Q25 Net New Client Assets in Brokerage and Advisory amounts have been revised to correct previously identified misstatements. The revision did not have a material impact on the previously reported disclosure.

(dollars in millions)

CNO FINANCIAL GROUP 18

EXPENSE RATIO[1]

	2024				2025			
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Allocated & Non Allocated Expenses	$ 178.4	$ 172.1	$ 171.5	$ 165.1	$ 181.5	$ 174.7	$ 173.3	$ 169.5
Allocated & Non Allocated Expenses - YTD	178.4	350.5	522.0	687.1	181.5	356.2	529.5	699.0
Significant Items[2]	$ -	$ -	$ 2.9	$ -	$ -	$ -	$ -	$ -
Significant Items - YTD[2]	-	-	2.9	2.9	-	-	-	-
Allocated & Non Allocated Expenses Excluding Significant Items	$ 178.4	$ 172.1	$ 168.6	$ 165.1	$ 181.5	$ 174.7	$ 173.3	$ 169.5
Allocated & Non Allocated Expenses Excluding Significant Items - YTD	178.4	350.5	519.1	684.2	181.5	356.2	529.5	699.0
Policy Income and Net Investment Income Allocated to Products	$ 873.7	$ 893.8	$ 899.0	$ 903.7	$ 911.4	$ 920.3	$ 929.3	$ 935.9
Policy Income and Net Investment Income Allocated to Products - YTD	873.7	1,767.5	2,666.5	3,570.2	911.4	1,831.7	2,761.0	3,696.9
Expense Ratio	20.4%	19.3%	18.8%	18.3%	19.9%	19.0%	18.6%	18.1%
Expense Ratio - YTD	20.4%	19.8%	19.5%	19.2%	19.9%	19.4%	19.2%	18.9%
Rolling Twelve Months Ratio	19.4%	19.3%	19.2%	19.2%	19.1%	19.0%	19.0%	18.9%

(dollars in millions)

1 Expense ratio calculation = expenses allocated to products plus not allocated to products, divided by the sum of insurance policy income and net investment income allocated to products. Results exclude significant items.
2 See pages 28-34 for a reconciliation of the significant items.

CNO FINANCIAL GROUP

19

20 LEVERS TO DRIVE OPERATING ROE Combination of top and bottom-line actions to improve Operating ROE  Accelerating brokerage and advisory growth  Insurance product refreshment  New business terms, processing and underwriting  Optimize agent count and productivity  Increase synergies between field and D2C  Worksite Division geographic expansion and focus on new group development  Selective new independent distribution partnerships  Optimize capital structure  Strategic asset allocation  Optimize reinsurance, including Bermuda captive  Strategic minority investments  Divest under-performing assets (e.g., Worksite fee business)  Expense discipline  Enhanced customer service capabilities  Technology platform modernization Products Distribution Investments & Capital Operational Efficiencies Operating ROE Improvement This list is a representative sample of initiatives under consideration and is not exhaustive.

FINANCIAL RESULTS SEASONALITY

	1Q	2Q	3Q	4Q
Medicare Supplement Margin	Seasonally highest claims and surrenders			
Mortality	Seasonally highest mortality			
D2C Advertising	Traditionally highest advertising	Quarterly trend similar to 2025		Traditionally lowest advertising
Fee Income*	~1/3 income	Near breakeven	Near breakeven	~2/3 income
Expenses	Traditionally highest expense ratio	Quarterly trend similar to 2025		Traditionally lowest expense ratio

CNO FINANCIAL GROUP 21

22 4Q25 General Account New Money Purchases NEW MONEY SUMMARY (dollars in millions) IG Corp BBB 16.0%IG Corp AAA-A 16.0% RMBS 14.5% Residential Mortgage Loans 10.2% Rated Notes 8.5% ABS 8.4% CRE Loans 6.9% Alternatives 6.4% CMBS 5.6% Municipals 3.7% CLO Debt 2.8% HY Corp 0.6% EM 0.3% $ % GAAP YTM IG Corp BBB 260.6 16.0% 5.90% IG Corp AAA-A 260.5 16.0% 5.49% RMBS 236.3 14.5% 5.29% Residential Mortgage Loans 166.4 10.2% 6.07% Rated Notes 139.0 8.5% 6.33% ABS 135.9 8.4% 6.02% CRE Loans 111.5 6.9% 5.28% Alternatives 104.7 6.5% 11.52% CMBS 90.9 5.6% 5.56% Municipals 59.6 3.7% 5.64% CLO Debt 46.0 2.8% 5.13% HY Corp 9.5 0.6% 11.29% EM 5.1 0.3% 5.32% Total 1,626.0 100.0% 6.11%

23 PRIVATE CREDIT $1.5B of diversified exposure across asset managers, structures, vintages; 2,000+ underlying credits 1 Non-rated (NR) holdings primarily consist of LPs, residuals, and interval funds, all of which are part of our Alternatives allocation but included here because they have private credit exposure. By Asset Class By Rating1 By Structure By Rating Agency Asset Based Finance 51% Direct Lending 26% Infrastructure 2% Opportunistic 3% Portfolio Finance 18% A 32% AA 11% AAA 2%B 3% BB… BBB 27% NR 19% ABF Loans 23% Interval Funds 3% LPs 7% Middle Market Loans 5% Portfolio Finance Loans 17% Rated Notes 36% Residuals 8% DBRS 9% Egan Jones 3% Fitch 5% KBRA 65% Moodys 15% S&P 3%

24 New sales focused on short duration products  Recent growth due to strong sales in LTC Fundamental product  99% of new sales for policies with 2 years or less in benefits  Average benefit period of 13 months for policies sold in 2025 Reserve assumptions informed by historical experience  No morbidity improvement  No mortality improvement  Minimal future rate increases Favorable economic profile  Total LTC is just 12% of overall CNO insurance liabilities  Downside risk significantly reduced after 2018 reinsurance transaction  Average maximum benefit at issuance is $166 per day for in-force block Block highlights  Less than 22% of policies have inflation benefits  2% of policies have lifetime benefits, the median benefit period is ~1 year, and the average non-lifetime benefit period is ~1.4 years  Average attained age is 75 years Highly differentiated; prudently-managed in-force block LONG-TERM CARE INSURANCE

25 GLOSSARY OF TERMS AND DEFINITIONS New Annualized Premiums - Measured as 100% of new life and health annualized premiums, except for single premium whole life deposits, which are measured at 10% of annualized premium. Fee Revenue - Represents fee revenue from the sales of third-party insurance products, fees generated by our broker/dealer and registered investment advisor, and prior to 4Q25, fee revenue earned by the Worksite Division fee services business. Client Assets in Broker Dealer (BD) and Advisory - Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Producing Agent Counts (PAC) - Producing agents represent the monthly average of exclusive agents that have submitted at least one policy in the month.

26 Value of NOLs Details  Remaining NOLs are expected to be fully utilized and can generally offset 80% of non- life taxable income and 35% of life taxable income  Total estimated economic value of tax assets related to our NOLs of approximately $165 million @ 10% discount rate ($1.71 on a per diluted share basis) $205 (dollars in millions) $205 million / $2.12 per diluted share value of remaining NOLs TAX ASSET SUMMARY AS OF DECEMBER 31, 2025 Non-life NOLs with Expiration Dates (2032-2035) $4 NOLs with no Expiration Date $201

27 Appendix 2: Financial Exhibits Non-GAAP Financial Measures Slides 28 - 45

28 2025 SIGNIFICANT ITEMS The table below summarizes the financial impact of significant items on our 2025 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. (dollars in millions, except per-share amounts) Actual Results Significant Items Excluding significant items Insurance product margin Annuity 238.6$ (16.6)$ (a) 222.0$ Health 556.6 (21.1) (a) 535.5 Life 272.4 (10.4) (a) 262.0 Total insurance product margin 1,067.6 (48.1) 1,019.5 Allocated expenses (611.3) - (611.3) Income from insurance products 456.3 (48.1) 408.2 Fee income 15.2 - 15.2 Investment income not allocated to product lines 169.4 - 169.4 Expenses not allocated to product lines (87.7) - (87.7) Operating earnings before taxes 553.2 (48.1) 505.1 Income tax (expense) benefit on operating (114.0) 10.6 (103.4) Net operating income (b) 439.2$ (37.5)$ 401.7$ Net operating income per diluted share (b) 4.40$ (0.38)$ 4.02$ December 31, 2025 Year ended (a) Comprised of $41.3 million of the net favorable impact arising from our comprehensive annual actuarial review during 3Q25 and $6.8 million of the favorable impact of an out-of-period adjustment which decreased reserves, during 1Q25. (b) A non-GAAP measure. See pages 36 and 37 for a reconciliation to the corresponding GAAP measure.

29 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 3Q25 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q25 SIGNIFICANT ITEMS (a) Comprised of $41.3 million of the net favorable impact arising from our comprehensive annual actuarial review. (b) A non-GAAP measure. See pages 36 and 37 for a reconciliation to the corresponding GAAP measure. Insurance product margin Annuity 72.9$ (16.6)$ (a) 56.3$ Health 157.0 (21.1) (a) 135.9 Life 70.6 (3.6) (a) 67.0 Total insurance product margin 300.5 (41.3) 259.2 Allocated expenses (151.0) - (151.0) Income from insurance products 149.5 (41.3) 108.2 Fee income (3.9) - (3.9) Investment income not allocated to product lines 39.5 - 39.5 Expenses not allocated to product lines (22.3) - (22.3) Operating earnings before taxes 162.8 (41.3) 121.5 Income tax (expense) benefit on operating (35.6) 9.1 (26.5) Net operating income (b) 127.2$ (32.2)$ 95.0$ Net operating income per diluted share (b) 1.29$ (0.33)$ 0.96$ Three months ended September 30, 2025 Actual results Significant items Excluding significant items

30 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 1Q25 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 1Q25 SIGNIFICANT ITEMS (a) Comprised of $6.8 million of the favorable impact of an out-of-period adjustment which decreased reserves. (b) A non-GAAP measure. See pages 36 and 37 for a reconciliation to the corresponding GAAP measure. Insurance product margin Annuity 54.5$ -$ 54.5$ Health 126.2 - 126.2 Life 68.2 (6.8) (a) 61.4 Total insurance product margin 248.9 (6.8) 242.1 Allocated expenses (161.2) - (161.2) Income from insurance products 87.7 (6.8) 80.9 Fee income (0.8) - (0.8) Investment income not allocated to product lines 38.0 - 38.0 Expenses not allocated to product lines (20.3) - (20.3) Operating earnings before taxes 104.6 (6.8) 97.8 Income tax (expense) benefit on operating (23.5) 1.5 (22.0) Net operating income (b) 81.1$ (5.3)$ 75.8$ Net operating income per diluted share (b) 0.79$ (0.05)$ 0.74$ Three months ended March 31, 2025 Actual results Significant items Excluding significant items

31 2024 SIGNIFICANT ITEMS The table below summarizes the financial impact of significant items on our 2024 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. (dollars in millions, except per-share amounts) (a) Comprised of $27.3 million of the net favorable impact arising from our comprehensive annual actuarial review. (b) Comprised of $2.9 million of the unfavorable impact related to a fixed asset impairment. (c) A non-GAAP measure. See pages 36 and 37 for a reconciliation to the corresponding GAAP measure. Actual Results Significant Items Excluding significant items Insurance product margin Annuity 274.2$ (36.2)$ (a) 238.0$ Health 516.8 8.2 (a) 525.0 Life 249.0 0.7 (a) 249.7 Total insurance product margin 1,040.0 (27.3) 1,012.7 Allocated expenses (615.3) - (615.3) Income from insurance products 424.7 (27.3) 397.4 Fee income 30.0 - 30.0 Investment income not allocated to product lines 167.9 - 167.9 Expenses not allocated to product lines (71.8) 2.9 (b) (68.9) Operating earnings before taxes 550.8 (24.4) 526.4 Income tax (expense) benefit on operating (121.5) 5.6 (115.9) Net operating income (c) 429.3$ (18.8)$ 410.5$ Net operating income per diluted share (c) 3.97$ (0.17)$ 3.80$ December 31, 2024 Year ended

32 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 4Q24 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q24 SIGNIFICANT ITEMS (a) Comprised of $3.9 millions of the unfavorable impact arising from our comprehensive annual actuarial review. (b) A non-GAAP measure. See pages 36 and 37 for a reconciliation to the corresponding GAAP measure. Insurance product margin Annuity 55.0$ -$ 55.0$ Health 130.1 3.9 (a) 134.0 Life 68.0 - 68.0 Total insurance product margin 253.1 3.9 257.0 Allocated expenses (146.1) - (146.1) Income from insurance products 107.0 3.9 110.9 Fee income 20.6 - 20.6 Investment income not allocated to product lines 65.3 - 65.3 Expenses not allocated to product lines (19.0) - (19.0) Operating earnings before taxes 173.9 3.9 177.8 Income tax (expense) benefit on operating (35.9) (0.8) (36.7) Net operating income (b) 138.0$ 3.1$ 141.1$ Net operating income per diluted share (b) 1.31$ 0.03$ 1.34$ Three months ended December 31, 2024 Actual results Significant items Excluding significant items

33 (dollars in millions, except per-share amounts) (a) Comprised of $31.2 million of net favorable impact arising from our comprehensive annual actuarial review. Significant items impacting the health margin were revised from $8.2 million reported in September 30, 2024 to $4.3 million. (b) Unfavorable impact related to a fixed asset impairment. (c) A non-GAAP measure. See pages 36 and 37 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 3Q24 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q24 SIGNIFICANT ITEMS Insurance product margin Annuity 91.1$ (36.2)$ (a) 54.9$ Health 127.8 4.3 (a) 132.1 Life 63.3 0.7 (a) 64.0 Total insurance product margin 282.2 (31.2) 251.0 Allocated expenses (153.0) - (153.0) Income from insurance products 129.2 (31.2) 98.0 Fee income (2.7) - (2.7) Investment income not allocated to product lines 45.5 - 45.5 Expenses not allocated to product lines (18.5) 2.9 (b) (15.6) Operating earnings before taxes 153.5 (28.3) 125.2 Income tax (expense) benefit on operating (34.3) 6.4 (27.9) Net operating income (c) 119.2$ (21.9)$ 97.3$ Net operating income per diluted share (c) 1.11$ (0.19)$ 0.92$ Three months ended September 30, 2024 Actual results Significant items Excluding significant items

QUARTERLY EARNINGS

	4Q24	YTD 4Q24	1Q25	2Q25	3Q25	4Q25	YTD 4Q25
Insurance product margin							
Annuity	$ 55.0	$ 274.2	$ 54.5	$ 54.8	$ 72.9	$ 56.4	$ 238.6
Health	130.1	516.8	126.2	134.0	157.0	139.4	556.6
Life	68.0	249.0	68.2	63.6	70.6	70.0	272.4
Total insurance product margin	253.1	1,040.0	248.9	252.4	300.5	265.8	1,067.6
Allocated expenses	(146.1)	(615.3)	(161.2)	(149.4)	(151.0)	(149.7)	(611.3)
Income from insurance products	107.0	424.7	87.7	103.0	149.5	116.1	456.3
Fee income	20.6	30.0	(0.8)	0.8	(3.9)	19.1	15.2
Investment income not allocated to product lines	65.3	167.9	38.0	33.8	39.5	58.1	169.4
Expenses not allocated to product lines	(19.0)	(71.8)	(20.3)	(25.3)	(22.3)	(19.8)	(87.7)
Operating earnings before taxes	173.9	550.8	104.6	112.3	162.8	173.5	553.2
Income tax expense on operating income	(35.9)	(121.5)	(23.5)	(24.8)	(35.6)	(30.1)	(114.0)
Net operating income*	138.0	429.3	81.1	87.5	127.2	143.4	439.2
Net realized investment gains (losses) from disposals, impairments and change in allowance for credit losses	(35.1)	(72.7)	(13.2)	(21.8)	(8.8)	(25.2)	(69.0)
Net change in market value of investments recognized in earnings	(6.6)	22.8	6.4	3.4	5.8	(1.3)	14.3
Fair value changes related to agent deferred compensation plan	6.6	6.6	-	-	-	(1.7)	(1.7)
Changes in fair value of embedded derivative liabilities and market risk benefits	92.6	46.3	(69.6)	25.2	(18.1)	(1.5)	(64.0)
Expenses related to TechMod initiative	-	-	-	(3.2)	(7.2)	(9.9)	(20.3)
Goodwill and intangible asset impairment	-	-	-	-	(96.7)	(5.2)	(101.9)
Net loss related to divested business	-	-	-	-	-	(17.3)	(17.3)
Other	0.7	(13.9)	(0.4)	2.1	(1.6)	-	0.1
Non-operating income (loss) before taxes	58.2	(10.9)	(76.8)	5.7	(126.6)	(62.1)	(259.8)
Income tax (expense) benefit on non-operating income (loss)	(13.3)	2.4	17.2	(1.4)	22.5	11.6	49.9
Net non-operating income (loss)	44.9	(8.5)	(59.6)	4.3	(104.1)	(50.5)	(209.9)
Net income	182.9	420.8	21.5	91.8	23.1	92.9	229.3

* Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from disposals, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits ("MRBs") related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; (viii) costs related to our three-year project to modernize certain elements of our technology ("TechMod") that are incremental to normal spend and will not recur following implementation, net of taxes; (ix) goodwill and other asset impairment expenses, net of taxes; (x) gains or losses related to divested business, net of taxes; and (xi) other non-operating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. A reconciliation of net operating income to net income applicable to common stock is provided in the table.

(dollars in millions)

CNO FINANCIAL GROUP

34

35 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from disposals, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and MRBs related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) costs related to TechMod that are incremental to normal spend and will not recur following implementation, net of taxes; (ix) goodwill and other asset impairment expenses, net of taxes; (x) gains or losses related to divested business, net of taxes; and (xi) other non-operating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows:

	4Q24	YTD 4Q24	1Q25	2Q25	3Q25	4Q25	YTD 4Q25
Net income applicable to common stock	$ 182.9	$ 420.8	$ 21.5	$ 91.8	$ 23.1	$ 92.9	$ 229.3
Non-operating items:							
Net realized investment (gains) losses from sales and impairments	35.1	72.7	13.2	21.8	8.8	25.2	69.0
Net change in market value of investments recognized in earnings	6.6	(22.8)	(6.4)	(3.4)	(5.8)	1.3	(14.3)
Fair value changes related to the agent deferred compensation plan	(6.6)	(6.6)	-	-	-	1.7	1.7
Changes in fair value of embedded derivative liabilities and market risk benefits	(92.6)	(46.3)	69.6	(25.2)	18.1	1.5	64.0
Expenses related to TechMod initiative	-	-	-	3.2	7.2	9.9	20.3
Goodwill and intangible asset impairment	-	-	-	-	96.7	5.2	101.9
Net loss related to divested business	-	-	-	-	-	17.3	17.3
Other	(0.7)	13.9	0.4	(2.1)	1.6	-	(0.1)
Non-operating (income) loss before taxes	(58.2)	10.9	76.8	(5.7)	126.6	62.1	259.8
Income tax expense (benefit) on non-operating income	13.3	(2.4)	(17.2)	1.4	(22.5)	(11.6)	(49.9)
Net non-operating (income) loss	(44.9)	8.5	59.6	(4.3)	104.1	50.5	209.9
Net operating income (a non-GAAP financial measure)	$ 138.0	$ 429.3	$ 81.1	$ 87.5	$ 127.2	$ 143.4	$ 439.2
Per diluted share:							
Net income	$ 1.74	$ 3.89	$ 0.21	$ 0.91	$ 0.24	$ 0.95	$ 2.30
Net realized investment (gains) losses from sales and impairments (net of taxes)	0.26	0.52	0.10	0.17	0.07	0.22	0.55
Net change in market value of investments recognized in earnings (net of taxes)	0.04	(0.16)	(0.05)	(0.03)	(0.05)	0.01	(0.11)
Changes in fair value of embedded derivative liabilities and market risk benefits (net of taxes)	(0.68)	(0.33)	0.52	(0.19)	0.14	0.02	0.51
Fair value changes related to the agent deferred compensation plan (net of taxes)	(0.05)	(0.05)	-	-	-	0.01	0.01
Expenses related to TechMod initiative	-	-	-	0.02	0.06	0.08	0.16
Goodwill and intangible asset impairment	-	-	-	-	0.82	0.04	0.85
Net loss related to divested business	-	-	-	-	-	0.14	0.14
Other	-	0.10	0.01	(0.01)	0.01	-	(0.01)
Net operating income (a non-GAAP financial measure)	$ 1.31	$ 3.97	$ 0.79	$ 0.87	$ 1.29	$ 1.47	$ 4.40

(dollars in millions, except per-share amounts)

CNO FINANCIAL GROUP

36

37 A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows: (dollars in millions, except per-share amounts, and shares in thousands) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 4Q24 1Q25 2Q25 3Q25 4Q25 Operating income 138.0$ 81.1$ 87.5$ 127.2$ 143.4$ Weighted average shares outstanding for basic earnings per share 102,778 100,743 98,572 96,603 95,136 Effect of dilutive securities on weighted average shares: Employee benefit plans 2,452 2,327 1,814 1,951 2,142 Weighted average shares outstanding for diluted earnings per share 105,230 103,070 100,386 98,553 97,278 Net operating income per diluted share 1.31$ 0.79$ 0.87$ 1.29$ 1.47$

38 Book value per diluted share Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised, restricted stock and performance units were vested, and convertible securities were converted. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments. A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows: (dollars in millions, except share and per-share amounts) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 4Q24 1Q25 2Q25 3Q25 4Q25 Total shareholders' equity 2,515.2$ 2,555.1$ 2,522.7$ 2,611.0$ 2,638.2$ Shares outstanding for the period 101,618,957 99,893,923 97,319,000 95,840,989 94,484,339 Book value per share 24.75$ 25.58$ 25.92$ 27.24$ 27.92$ Total shareholders' equity 2,515.2$ 2,555.1$ 2,522.7$ 2,611.0$ 2,638.2$ Accumulated other comprehensive loss (1,371.4) (1,239.1) (1,252.7) (1,118.9) (1,115.0) Adjusted shareholders' equity excluding AOCI 3,886.6$ 3,794.2$ 3,775.4$ 3,729.9$ 3,753.2$ Shares outstanding for the period 101,618,957 99,893,923 97,319,000 95,840,989 94,484,339 Dilutive common stock equivalents related to: Stock options, restricted stock and performance units 2,433,836 1,902,208 1,902,445 2,061,774 2,229,874 Diluted shares outstanding 104,052,793 101,796,131 99,221,445 97,902,763 96,714,213 Book value per diluted share excluding AOCI (a non-GAAP measure) 37.35$ 37.27$ 38.05$ 38.10$ 38.81$

39 Operating return measures Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from disposals, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and MRBs related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) costs related to TechMod that are incremental to normal spend and will not recur following implementation, net of taxes; (ix) goodwill and other asset impairment expenses, net of taxes; (x) gains or losses related to divested business, net of taxes; and (xi) other non-operating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non- operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non- operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

The calculations of:* (i) Operating return on equity as adjusted to exclude accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)*; (ii)* Operating return, excluding significant items, on equity as adjusted to exclude accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)*; and (iii) return on equity are as follows:

	Twelve Months Ended				
	4Q24	1Q25	2Q25	3Q25	4Q25
Operating income	$ 429.3	$ 452.9	$ 425.8	$ 433.8	$ 439.2
Operating income, excluding significant items	$ 410.5	$ 428.8	$ 401.7	$ 399.4	$ 401.7
Net income	$ 420.8	$ 330.0	$ 305.5	$ 319.3	$ 229.3
Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 3,606.2	$ 3,613.6	$ 3,597.3	$ 3,580.0	$ 3,536.7
Average common shareholders' equity	$ 2,462.5	$ 2,523.3	$ 2,558.5	$ 2,560.6	$ 2,566.4
Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	11.9%	12.5%	11.8%	12.1%	12.4%
Operating return on equity, excluding significant items, accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	11.4%	11.9%	11.2%	11.2%	11.4%
Return on equity	17.1%	13.1%	11.9%	12.5%	8.9%

Trailing four quarters average equity is calculated using the following formula (P = Period) – ((P1+P2) /2 +(P2+P3) /2 +(P3+P4) /2 + (P4+P5) /2) /4
[e.g. – the formula for calculating 4Q25 average equity would be the following – ((4Q24+1Q25) /2 +(1Q25+2Q25) /2 +(2Q25+3Q25) /2 + (3Q25+4Q25) /2) /4]

(dollars in millions)

(Continued on next page)

CNO FINANCIAL GROUP

40

41 The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (loss): (dollars in millions) (a) The significant items have been discussed in either the current or prior press releases. (Continued on next page) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES Net operating income Significant items (a) Net operating income, excluding significant items Net operating income, excluding significant items - trailing four quarters Net income (loss) Net income - trailing four quarters 4Q23 133.9 (26.4) 107.5 312.8 36.3 276.5 1Q24 57.5 - 57.5 311.7 112.3 389.6 2Q24 114.6 - 114.6 364.0 116.3 432.2 3Q24 119.2 (21.9) 97.3 376.9 9.3 274.2 4Q24 138.0 3.1 141.1 410.5 182.9 420.8 1Q25 81.1 (5.3) 75.8 428.8 21.5 330.0 2Q25 87.5 - 87.5 401.7 91.8 305.5 3Q25 127.2 (32.2) 95.0 399.4 23.1 319.3 4Q25 143.4 - 143.4 401.7 92.9 229.3

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows:

	Twelve Months Ended				
	4Q24	1Q25	2Q25	3Q25	4Q25
Pre-tax operating earnings (a non-GAAP financial measure)	$ 550.8	$ 580.6	$ 544.3	$ 553.6	$ 553.2
Income tax expense	(121.5)	(127.7)	(118.5)	(119.8)	(114.0)
Operating return	429.3	452.9	425.8	433.8	439.2
Non-operating items:					
Net realized investment losses from sales and impairments	(72.7)	(81.3)	(81.2)	(78.9)	(69.0)
Net change in market value of investments recognized in earnings	22.8	16.8	15.5	9.0	14.3
Changes in fair value of embedded derivative liabilities and market risk benefits	46.3	(87.3)	(78.9)	30.1	(64.0)
Fair value changes and amendment related to the agent deferred compensation plan	6.6	6.6	3.1	6.6	(1.7)
Expenses related to TechMod initiative	-	-	(3.2)	(7.2)	(20.3)
Goodwill and other intangible asset impairment	-	-	-	(96.7)	(101.9)
Net loss related to divested business	-	-	-	-	(17.3)
Other	(13.9)	(13.9)	(10.7)	(2.4)	0.1
Non-operating income (loss) before taxes	(10.9)	(159.1)	(155.4)	(139.5)	(259.8)
Income tax (expense) benefit on non-operating income (loss)	2.4	36.2	35.1	25.0	49.9
Net non-operating income (loss)	(8.5)	(122.9)	(120.3)	(114.5)	(209.9)
Net income	$ 420.8	$ 330.0	$ 305.5	$ 319.3	$ 229.3

(dollars in millions)

(Continued on next page)

CNO FINANCIAL GROUP 42

43 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) 1Q23 2Q23 3Q23 4Q23 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,543.8$ 3,603.0$ 3,744.2$ 3,712.8$ Net operating loss carryforwards 152.4 126.3 102.6 79.6 Accumulated other comprehensive loss (1,664.4) (1,733.5) (1,956.7) (1,576.8) Common shareholders' equity 2,031.8$ 1,995.8$ 1,890.1$ 2,215.6$ 1Q24 2Q24 3Q24 4Q24 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,536.8$ 3,596.7$ 3,529.9$ 3,810.0$ Net operating loss carryforwards 311.2 296.5 273.9 76.6 Accumulated other comprehensive loss (1,480.3) (1,464.3) (1,116.0) (1,371.4) Common shareholders' equity 2,367.7$ 2,428.9$ 2,687.8$ 2,515.2$ 1Q25 2Q25 3Q25 4Q25 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,498.9$ 3,504.3$ 3,483.6$ 3,510.2$ Net operating loss carryforwards 295.3 271.1 246.3 243.0 Accumulated other comprehensive loss (1,239.1) (1,252.7) (1,118.9) (1,115.0) Common shareholders' equity 2,555.1$ 2,522.7$ 2,611.0$ 2,638.2$ INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

44 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 4Q24 1Q25 2Q25 3Q25 4Q25 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,606.2$ 3,613.6$ 3,597.3$ 3,580.0$ 3,536.7$ Net operating loss carryforwards 240.0 237.6 232.4 225.8 243.1 Accumulated other comprehensive loss (1,383.7) (1,327.9) (1,271.2) (1,245.2) (1,213.4) Common shareholders' equity 2,462.5$ 2,523.3$ 2,558.5$ 2,560.6$ 2,566.4$ Trailing Four Quarter Average

45 Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows: (dollars in millions) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 2023 2024 2025 Corporate notes payable 1,140.5$ 1,833.5$ 1,335.6$ Total shareholders' equity 2,215.6 2,515.2 2,638.2 Total capital 3,356.1$ 4,348.7$ 3,973.8$ Corporate debt to capital 34.0% 42.2% 33.6% Corporate notes payable 1,140.5$ 1,833.5$ 1,335.6$ Total shareholders' equity 2,215.6 2,515.2 2,638.2 Less accumulated other comprehensive (income) loss 1,576.8 1,371.4 1,115.0 Total capital 4,932.9$ 5,720.1$ 5,088.8$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 23.1% 32.1% 26.2% Corporate notes payable $1,833.5 (499.5) Adjusted corporate notes payable $1,334.0 Total shareholders' equity $2,515.2 Less accumulated other comprehensive loss 1,371.4 Loss on assumed extinguishment of debt (0.4) Adjusted shareholders' equity $3,886.2 Adjusted total capital $5,220.2 Debt to total capital ratio, excluding AOCI, as adjusted for the assumed repayment of the 2025 Notes (a non-GAAP financial measure) 25.6% Assumed repayment of 2025 notes, net of unamortized debt issuance costs